FIRST AMENDMENT TO BANK RATE MODE COVENANTS AGREEMENT
THIS FIRST AMENDMENT TO BANK RATE MODE COVENANTS AGREEMENT (this “Agreement”) is dated as of October 30, 2015 and is entered into by and among PIVOTAL UTILITY HOLDINGS, INC., a New Jersey corporation (the “Company”), AGL RESOURCES INC., a Georgia corporation (“Holdings”), the several financial institutions party hereto, as purchasers (the “Purchasers”), and SUNTRUST BANK, a Georgia banking corporation, as administrative agent for the Purchasers (the “Administrative Agent”), and is made with reference to that certain BANK RATE MODE COVENANTS AGREEMENT dated as of February 26, 2013, by and among the Company, Holdings, the Purchasers party thereto, the Administrative Agent and Arranger named therein (the “Covenants Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Covenants Agreement after giving effect to this Agreement.
RECITALS
WHEREAS, on August 23, 2015, The Southern Company, a Delaware corporation (“Southern Company”), Holdings, and AMS Corp., a Georgia corporation, a wholly owned subsidiary of Southern Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Southern Company-AGL Merger Agreement”). The Southern Company-AGL Merger Agreement provides for the merger of Merger Sub with and into Holdings on the terms and subject to the conditions set forth in the Merger Agreement (the “Southern Company-AGL Merger”), with Holdings continuing as the surviving corporation and a wholly-owned, direct subsidiary of Southern Company.
WHEREAS, the Loan Parties have requested the consent from the Required Purchasers to the Southern Company-AGL Merger.
WHEREAS, the parties hereto have agreed to amend the Covenants Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO COVENANTS AGREEMENT

A. Section 1.01. The following definition in Section 1.01 of the Covenants Agreement is hereby amended to read as follows:

(a) “Continuing Directors”: (i) prior to the consummation of the Southern Company-AGL Merger, the directors of Holdings on November 10, 2011 and each other director, if, in each case, such other director’s election or nomination to the board of directors of Holdings is approved by at least a majority of the then Continuing Directors and (ii) on and after the date of consummation of the Southern Company-AGL Merger, the directors of Southern Company as of such date and each other director, if, in each case, such other director’s election or nomination to the board of directors of Southern Company is approved by at least a majority of the then Continuing Directors.

B. Section 1.01. The following new definitions are added to Section 1.01 of the Covenants Agreement in the appropriate alphabetical order:

(a) “Designated Jurisdiction”: means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

(b) “Merger Sub”: means AMS Corp., a Georgia corporation, and a wholly-owned subsidiary of Southern Company.

(c) “Sanction(s)”: means any economic or financial sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union and Her Majesty’s Treasury.

(d) “Southern Company”: means The Southern Company, a Delaware corporation.

(e) “Southern Company-AGL Merger”: means the merger of Merger Sub with and into Holdings on the terms and subject to the conditions set forth in the Southern Company-AGL Merger Agreement, with Holdings continuing as the surviving corporation and a wholly-owned, direct subsidiary of Southern Company.

(f) “Southern Company-AGL Merger Agreement”: means the Agreement and Plan of Merger entered into as of August 23, 2015 among Southern Company, Holdings, and AMS Corp., a Georgia corporation, as may be amended or modified from time to time.

C. Section 5.20. Section 5.20 of the Covenants Agreement is amended in its entirety as follows:

5.20. Sanctions. Neither Loan Party, nor any of their respective Subsidiaries, nor, to the knowledge of such Loan Party and its Subsidiaries, any director, officer, or employee thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions , (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.
D. Section 5.21. Section 5.21 of the Covenants Agreement is amended in its entirety as follows:

5.21. Anti-Corruption Laws. Each Loan Party and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010, and maintain policies and procedures designed to promote and achieve compliance with such laws.

E. Section 6.10: Section 6.10 of the Covenants Agreement is amended in its entirety as follows:

6.10    OFAC, PATRIOT Act Compliance. Each of the Company and Holdings will, and will cause each Group Member to, (i) refrain from doing business in a Designated Jurisdiction or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC, and (ii) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Purchaser in order to assist the Administrative Agent and the Purchasers in maintaining compliance with the PATRIOT Act.

F. Section 8.01(j): Section 8.01(j) of the Covenants Agreement is amended in its entirety as follows:

(j)    (i) prior to the consummation of the Southern Company-AGL Merger (A) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of more than 30% of the outstanding common stock of Holdings or (B) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors, or (ii) on or after the consummation of the Southern Company-AGL Merger, (A) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the “Exchange Act”) shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of more than 51% of the outstanding common stock of Southern Company, (B) the board of directors of Southern Company shall cease to consist of a majority of Continuing Directors or (C) Southern Company shall cease to own, directly or indirectly, beneficially and of record, 100% of the Capital Stock of Holdings.

SECTION II.	LIMITED CONSENT

A. Subject to the satisfaction of the conditions set forth in Section III(A) of this Agreement, the undersigned Purchasers hereby each offer their limited consent to the Southern Company-AGL Merger until the earlier of the following (each, a “Consent Termination Event”): (i) August 23, 2016, or if the Outside Date (as defined in the Southern Company-AGL Merger Agreement as of August 23, 2015) shall have been extended to a later date as provided in Section 8.1(b)(i) of the Southern Company-AGL Merger Agreement (as of August 23, 2015), such later date (but in any event not later than February 23, 2017); (ii) the date the Southern Company-AGL Merger Agreement is validly terminated in accordance with its terms, ; or (iii) the Southern Company-AGL Merger Agreement is amended or modified or a consent is provided thereunder in any case in a manner that is materially adverse to the interests of the Lenders after the date hereof.

B. Upon the occurrence of any Consent Termination Event, the limited consent set forth in Section II(A) hereof shall automatically terminate and be of no further force or effect, and all rights and remedies with respect to the matters set forth in Section II(A) hereof of the Administrative Agent and the Purchasers under the Covenants Agreement and any other Credit Document shall, without any further action by any person, automatically be reinstated as if the limited consent set forth in Section II(A) hereof had not become effective. This limited consent shall not constitute or be deemed to be a waiver of, consent to or departure from, any other term or provision in the Covenants Agreement, which shall continue in full force and effect, nor shall this limited consent constitute a course of dealing among the parties.

SECTION III.	CONDITIONS TO EFFECTIVENESS

A. The amendments set forth in Section I of this Agreement and the limited consent set forth in Section II of this Agreement shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent:

(a) Execution. The Administrative Agent shall have received (i) a counterpart signature page of this Agreement duly executed by each of the Loan Parties and (ii) a counterpart signature page of this Agreement duly executed by such Purchasers necessary to constitute the Required Purchasers.

(b) Other Fees. The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the date hereof to the extent invoiced in reasonable detail, including, without limitation, reimbursement or other payment of reasonable legal fees and out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or any other Related Document.

(c) Necessary Consents. Each Loan Party shall have obtained all material consents necessary in connection with the transactions contemplated by this Agreement.

(d) Other Documents. The Administrative Agent and the Purchasers shall have received such other documents, information or agreements regarding the Loan Parties as the Administrative Agent may reasonably request.

SECTION IV.	REPRESENTATIONS AND WARRANTIES

In order to induce the Purchasers to enter into this Agreement, to amend the Covenants Agreement in the manner provided herein and provide the consent requested hereby, each Loan Party which is a party hereto represents and warrants to each Purchaser that the following statements are true and correct in all material respects:
A. Existence. Each Loan Party is organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

B. Power; Execution; Enforceable Obligations.

(a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under this Agreement, the Covenants Agreement (as amended by and/or consented to under this Agreement, the “Amended Agreement”) and the other Related Documents to which it is a party and, in the case of the Company, to obtain extensions of credit under the Amended Agreement. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement, the Amended Agreement and the other Related Documents to which it is a party and, in the case of the Company, to authorize the extensions of credit on the terms and conditions of the Amended Agreement.

(b) This Agreement has been duly executed and delivered on behalf of each Loan Party party hereto.

(c) Each of this Agreement, the Amended Agreement and each other Related Document constitutes, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

C. No Conflict. The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of the Amended Agreement and the other Related Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings or the Company or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Loan Party (including the Southern Company-AGL Merger Agreement), where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Related Documents in favor of Administrative Agent on behalf of Purchasers), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Agreement and the performance by the Company and Holdings of the Amended Agreement and the other Related Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Incorporation of Representations and Warranties from Covenants Agreement. The representations and warranties contained in Article V of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and (ii) no representation or warranty shall be made as to the matters set forth in Section 5.02, Section 5.06(ii) and Section 5.16 of the Amended Agreement.

F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default or a Default.

G. Release of Claims. No Loan Party has any knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations arising under the Related Documents prior to the date hereof, or if such Loan Party has any such claims, counterclaims, offsets or defenses to the Related Documents or any transaction related to the Related Documents, the same are hereby waived, relinquished and released in consideration of the execution of this Agreement.

H. Southern Company-AGL Merger Agreement. There have been no amendments, modifications, supplements, waivers or consents to the Southern Company-AGL Merger Agreement (including all schedules and exhibits thereto) since August 23, 2015 that are materially adverse to the interests of the Purchasers.

SECTION V.	ACKNOWLEDGMENT AND CONSENT

Holdings hereby acknowledges that it has reviewed the terms and provisions of the Covenants Agreement and this Agreement and consents to the amendment of the Covenants Agreement and limited consent effected pursuant to this Agreement. Holdings hereby confirms that each Related Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Related Documents the payment and performance of all “Obligations” under each of the Related Documents to which it is a party (in each case as such terms are defined in the applicable Related Document).
Holdings acknowledges and agrees that any of the Related Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be im-paired or limited by the execution or effectiveness of this Agreement. Holdings represents and warrants that all representations and warranties contained in the Amended Agreement and the Related Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Holdings acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, the consent of Holdings is not required by the terms of the Covenants Agreement or any other Related Document in order to effect the amendments to the Covenants Agreement effected pursuant to this Agreement and (ii) nothing in the Covenants Agreement, this Agreement or any other Related Document shall be deemed to require the consent of Holdings to any future amendments to the Covenants Agreement.

SECTION VI.	MISCELLANEOUS

A. Reference to and Effect on the Covenants Agreement and the Other Related Documents.

(i) On and after the date hereof, each reference in the Covenants Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Covenants Agreement, and each reference in the other Related Documents to the “Covenants Agreement”, “thereunder”, “thereof” or words of like import referring to the Covenants Agreement shall mean and be a reference to the Covenants Agreement as amended by this Agreement.

(ii) Except as specifically amended by this Agreement, the Covenants Agreement and the other Related Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Purchaser under, the Covenants Agreement or any of the other Related Documents.

B. Headings. Section and Subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OB-LIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	PIVOTAL UTILITY HOLDINGS, INC.

/s/ Paul R. Shlanta
	Name:	Paul R. Shlanta
	Title:	EVP and General Counsel

Signature Page for Pivotal Utility Holdings, Inc.
Amendment to Bank Rate Mode Covenants Agreement

HOLDINGS:	AGL RESOURCES INC.

	By:	/s/ Elizabeth W. Reese
		Name:	Elizabeth W. Reese
		Title:	EVP and CFO

Signature Page for Pivotal Utility Holdings, Inc.
Bank Rate Mode Covenants Agreement

SUNTRUST BANK, as Administrative Agent

By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Managing Director

Signature Page for Pivotal Utility Holdings, Inc.
Bank Rate Mode Covenants Agreement

SUNTRUST BANK, as a Purchaser

By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Managing Director

Address for Notices:

3333 Peachtree Rd, NE, 8th Floor,
Atlanta, GA 30326
Attention: Sean Drinan

Signature Page for Pivotal Utility Holdings, Inc.
Bank Rate Mode Covenants Agreement

PNC Bank, NATIONAL ASSOCIATION, as a Purchaser

By:	/s/ Thomas E. Redmond
	Name:	Thomas E. Redmond
	Title:	Senior Vice President

Signature Page for Pivotal Utility Holdings, Inc.
Bank Rate Mode Covenants Agreement

Branch Banking and Trust Company, as a Purchaser

By:	/s/ Robert T. Barnaby
	Name:	Robert T. Barnaby
	Title:	Senior Vice President

Signature Page for Pivotal Utility Holdings, Inc.
Bank Rate Mode Covenants Agreement

U.S. Bank, National Association, as a Purchaser

By:	/s/ Raymond Palmer
	Name:	Raymond Palmer
	Title:	Senior Vice President

Signature Page for Pivotal Utility Holdings, Inc.
Bank Rate Mode Covenants Agreement